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                                                                  Exhibit (e)(8)

                           FORM OF REVISED SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT

         THIS SCHEDULE A, dated as of December 28, 2006, is revised Schedule A to that certain Distribution Agreement dated as of September 27, 2001 between Aston Funds (formerly known as ABN AMRO Funds) and PFPC Distributors, Inc.

                                   ASTON FUNDS

                    Aston/ABN AMRO Investor Money Market Fund
                       Aston/McDonnell Municipal Bond Fund
                           Aston/TCH Fixed Income Fund
                               Aston Balanced Fund
                           Aston/Optimum Mid Cap Fund
                           Aston/ABN AMRO Growth Fund
                      Aston/Veredus Aggressive Growth Fund
                        Aston/Veredus Select Growth Fund
                      Aston/Montag & Caldwell Balanced Fund
                       Aston/Montag & Caldwell Growth Fund
                           Aston/Veredus SciTech Fund
                        Aston/TAMRO Large Cap Value Fund
                           Aston/TAMRO Small Cap Fund
                         Aston/ABN AMRO Real Estate Fund
                                Aston Value Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                      Aston/TCH Investment Grade Bond Fund
                       Aston/ABN AMRO High Yield Bond Fund
                   Aston/River Road Dynamic Equity Income Fund
                      Aston/River Road Small Cap Value Fund
                       Aston/ABN AMRO Mid Cap Growth Fund
                        Aston/ABN AMRO International Fund
                        Aston/Optimum Opportunities Fund


ASTON FUNDS                                   PFPC DISTRIBUTORS, INC.




By: /s/ Gerald Dillenburg                     By: /s/ Bruno DiStefano
    ----------------------------------            ---------------------------
Title: Sr. V.P.                               Title: V.P.